                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 AMENDMENT 2

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT  August 26, 1996

                           RAM-Z ENTERPRISES, INC.
            (Exact name of Registrant as specified in its charter)

        Delaware                           0-25496             87-0400335
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)           File Number)    Identification Number)

                         5444 Westheimer, Suite 2080
                             Houston, Texas 77056
             (Address of Registrant's principal executive offices)

                                (713) 622-1893
             (Registrant's telephone number, including area code)

                                (713) 840-9034
             (Registrant's facsimile number, including area code)

                        155 East 34th Street, Apt. 10A
                           New York, New York 10016
                (Former Address, if Changed from Last Report)
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  Item 7.       Financial Statements and Exhibits

      (a)       Financial Statements of businesses required

Attached hereto, and incorporated herein, are the following Financial Statements of the company and businesses acquired by the company.

(1.)    RAM-Z Enterprises, Inc.
(2.)    Hyperdynamics Corporation
(3.)    Houston Creative Connections, Inc.
(4.)    MicroData Systems, Inc.


This Amendment 2 supersedes Amendment 1.


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                            RAM-Z ENTERPRISES, INC.
                        PRO FORMA COMBINED BALANCE SHEET

  PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

     The following pro forma balance sheet has been derived from the balance sheets of the various companies at June 30, 1996 and adjusts such information to give effect to the mergers which occurred in August, 1996, as if such mergers had occurred on June 30, 1996. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Mergers had been consummated at June 30, 1996. The pro forma balance sheet should be read in conjunction with the notes thereto and the financial statements of the various companies and related notes thereto contained elsewhere in this Form 8-K.


        ASSETS                                           Hyper-                 Houston
                                             RAM-Z      Dynamics   MicroData    Creative     Adjustments         Consolidated
                                          ----------   ---------   ---------   ----------    -----------         ------------
Current assets
    Cash                                               $  99,916   $    2,991  $   50,555    $   22,500   (1)     $  175,962
    Accounts receivable                                               239,895     502,970                            742,863
    Prepaid expenses                                                   32,082                                         32,082
                                          -----------  ---------   ----------  ----------    ----------           ----------
      Total current assets                                99,916      274,968     553,525        22,500              950,909
                                          -----------  ---------   ----------  ----------    ----------           ----------
Equipment, net                                            19,101       32,657     113,225                            164,983
Other assets                                                           11,271       3,458                             14,729
                                          -----------  ---------   ----------  ----------    ----------           ----------

                                          $            $ 119,017   $  318,896  $  670,208    $   22,500           $1,130,621
                                          ===========  =========   ==========  ==========    ==========           ==========

      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Bank credit line                                                           $  145,000                         $  145,000
    Current portion of long-term debt                  $   3,865   $   10,306      37,173                             51,344
    Accounts payable                      $    77,741      6,416      282,344      65,844    $  (77,741)  (2)        354,604
    Accrued expenses                                                    2,368      86,901        89,269
    Deferred income taxes                                                          70,607                             70,607
                                          -----------  ---------   ----------  ----------    ----------           ----------
      Total current liabilities                77,741     10,281      295,018     405,525       (77,741)             710,824
                                          -----------  ---------   ----------  ----------    ----------           ----------
Long-term debt                                            14,933       18,693      46,094                             79,720
Stockholders' equity
   Common stock, par value $.001;
    authorized 50,000,000 shares;
    issued and outstanding 6,265,000           50,000                                           (43,780)  (2)
                                                                                                     45   (1)          6,265
   Common stock, par value $.01;
    authorized 10,000,000 shares;
    issued and outstanding 200,000                         2,000                                 (2,000)  (2)              -
   Common stock, par value $.10;
    authorized 1,000,000 shares;
    issued and outstanding 75,000                                       7,500                    (7,500)  (2)              -
   Common stock, no par value;
    authorized 100,000 shares;
    issued and outstanding 1,000                                                    2,000        (2,000)  (2)              -
   Paid-in capital                            108,503     98,000          546                   (28,413)  (2)              -
                                                                                                (22,455)  (1)        156,181
   Retained earnings (deficit)               (236,244)   ( 6,197)      (2,861)    216,589       236,244   (2)
                                                                                                (29,900)  (3)        177,631
                                          -----------  ---------   ----------  ----------    ----------           ----------
                                              (77,741)    93,803        5,185     218,589       100,241              340,077
                                          -----------  ---------   ----------  ----------    ----------           ----------

                                          $         0  $ 119,017   $  318,896  $  670,208    $   22,500           $1,130,621
                                          ===========  =========   ==========  ==========    ==========           ==========

           See notes to pro forma consolidated financial statements.


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                      HOUSTON CREATIVE CONNECTIONS, INC.
                                BALANCE SHEET
                                June 30, 1996

                                   ASSETS
CURRENT ASSETS
  Cash                                                             $   50,555
  Accounts receivable, net of allowance for
        doubtful accounts of $20,000                                  502,970
                                                                   ----------
        TOTAL CURRENT ASSETS                                          553,525
                                                                   ----------

EQUIPMENT
  Computer equipment                                                  230,759
  Furniture and fixtures                                               59,699
  Other                                                                35,864
                                                                   ----------
                                                                      326,322
  Less accumulated depreciation and amortization                     (213,097)
                                                                   ----------
                                                                      113,225

OTHER ASSETS                                                            3,458
                                                                   ----------

                                                                   $  670,208
                                                                   ==========


                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Current portion of long-term debt                                $   37,173
  Bank credit line                                                    145,000
  Accounts payable                                                     65,844
  Accrued expenses                                                     86,901
  Deferred incom taxes                                                 70,607
                                                                   ----------

        TOTAL CURRENT LIABILITIES                                     405,525
                                                                   ----------

LONG-TERM DEBT                                                         46,094

STOCKHOLDER'S EQUITY
  Common stock, no par value; 100,000 authorized;
    1,000 shares issued and outstanding                                 2,000
  Retained earnings                                                   216,589
                                                                   ----------

        TOTAL STOCKHOLDER'S EQUITY                                    218,589
                                                                   ----------

                                                                   $  670,208
                                                                   ==========

  The accompanying notes are an integral part of these financial statements.



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                      HOUSTON CREATIVE CONNECTIONS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                      Years ended June 30, 1996 and 1995



Note 1  - Significant Accounting Policies

ORGANIZATION - Houston Creative Connections, Inc. ("Company") was formed on November 5, 1985, as a Texas corporation. The Company is primarily an outsourcing agency placing creative graphic design and computer programming professionals. The Company also operates a public relations and full-service advertising division, begun in 1996.

EQUIPMENT - Leasehold improvements and equipment are stated at cost and are amortized using the straight-line method over a 5-year period which is the estimated useful life of the assets.

REVENUES - Contract placement revenues are recognized as services are rendered by contract employees. Drafting and public relations/advertising revenues are recognized using the percentage of completion method based on the percentage of work completed as compared to the total project.


INCOME TAXES - Pursuant to an IRS election filed in 1985, the stockholder has elected to be treated as an S Corporation whereby the net profits and losses of the Company are reported by the sole stockholder. Hence, no provision for income tax expense is provided for in the financial statements. Beginning August 15, 1996, this election was automatically terminated by the merger with HyperDynamics Corporation. As of June 30, 1996 related deferred income taxes are shown at $70,607. See Note 5.


CONCENTRATION OF CREDIT RISK - The Company performs credit evaluations of its customers and maintains reserves for losses. At June 30, 1996, a single customer accounted for 59% of 1996 revenues and 45% of accounts receivable.


Note 2 - Line of credit

At June 30, 1996, the Company had a financing agreement in place with a bank under which the Company may borrow up to $150,000. The borrowing bears interest at the bank's reference rate plus 2%. At June 30, 1996, $145,000 was outstanding under the line. The line is secured by accounts receivable, unencumbered assets of the Company, assignment of insurance on the life of the sole stockholder, and guaranty of the sole stockholder. The line of credit expires on January 12, 1999.



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